FEDERATED GROWTH STRATEGIES FUND

A Portfolio of Federated Equity Funds

Class A Shares
Class B Shares
Class C Shares

Supplement to the Prospectus and Statement of Additional Information dated December 31, 2003.

The Board of Trustees has voted to change the name of the Fund to Federated Mid Cap Growth Strategies Fund. The change will be effective June 30, 2004.

Please delete all references to the name Federated Growth Strategies Fund and replace with Federated Mid Cap Growth Strategies Fund.

Under the heading entitled, "What are the Fund's Main Investment Strategies?", please delete the current disclosure and replace with the following:

     "The Fund pursues its investment objective by investing primarily in common stock (including American Depositary Receipts (ADRs)) of mid cap companies that offer superior growth prospects."

Under the heading entitled, "What are the Fund's Investment Strategies?", please delete the first sentence and replace with the following:

     "The Fund pursues its investment objective by investing primarily in common stock of mid cap companies that offer superior growth prospects."

In addition under the same heading, please add the following paragraph before the sub-section entitled "Portfolio Turnover":

     "Because the Fund refers to mid cap investments in its name, the Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to normally invest less than 80% of its assets in investments in mid cap companies. For purposes of this limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Mid-Cap Growth Index. The definition will be applied at the time of investment, and the Fund will not be required to sell an investment because a company's market capitalization has grown or reduced outside the market capitalization range of mid cap companies."



                                                                    June 4, 2004

Cusip 314172107
Cusip 314172206
Cusip 314172305

30646 (6/04)